Exhibit 99.1

STEPAN COMPANY

FIRST SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of June 1, 2010

Re:	$40,000,000 5.88% Series 2010-A Senior Notes
DUE JUNE 1, 2022

STEPAN COMPANY EDENS AND WINNETKA ROAD NORTHFIELD, ILLINOIS 60093

Dated as of June 1, 2010

To the Purchaser(s) named in Schedule A hereto

Ladies and Gentlemen:

     This First Supplement to Note Purchase Agreement (the “Supplement”) is between STEPAN COMPANY, a Delaware corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

     Reference is hereby made to that certain Note Purchase Agreement dated as of September 29, 2005 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.14 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Purchaser(s) as follows:

     1. The Company has authorized the issue and sale of $40,000,000 aggregate principal amount of its 5.88% Series 2010-A Senior Notes due June 1, 2022 (the “Series 2010-A Notes”). The Series 2010-A Notes, together with the Series A Notes initially issued pursuant to the Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2010-A Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.

     2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Series 2010-A Notes in the principal amount set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

     3. The sale and purchase of the Series 2010-A Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 A.M. Chicago time, at a closing (the “Closing”) on June 1, 2010 or on such other Business Day thereafter on or prior to June 4, 2010 as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series 2010-A Notes to be purchased by such Purchaser in the form of a single Series 2010-A Note (or such greater number of Series 2010-A Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 5156998 at JPMorgan Chase Bank, N.A., Chicago, Illinois, ABA 071000013.

     If, at the Closing, the Company shall fail to tender such Series 2010-A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

     4. The obligation of each Purchaser to purchase and pay for the Series 2010-A Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series 2010-A Notes to be purchased at the Closing, and to the following additional conditions:

     (a) Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

     (b) Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series 2010-A Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

     5. Required Prepayments. (a) On June 1, 2016 and on each June 1 thereafter to and including June 1, 2021 the Company will prepay $5,714,285 principal amount (or such lesser principal amount as shall then be outstanding) of the Series 2010-A Notes at par and without payment of the Make-Whole Amount or any premium. The entire unpaid principal amount of the Series 2010-A Notes shall become due and payable on June 1, 2022.

     (b) Upon any partial prepayment of the Series 2010-A Notes pursuant to Section 8.2 or Section 8.7 or partial purchase pursuant to Section 8.5, the principal amount of each required prepayment of the Series 2010-A Notes becoming due under this paragraph 5 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series 2010-A Notes is reduced as a result of such prepayment or purchase.

     6. There shall be added to the Note Purchase Agreement a new Section 10.11 which shall read as follows:

     “Section 10.11. Lien Restrictions. Notwithstanding anything to the contrary contained in Section 10.5, no Liens permitted pursuant to the terms of Section 10.5 may secure any obligations under the Bank Credit Agreement unless the Company makes, or causes to be made, effective a provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders.”

     7. There shall be added to the Note Purchase Agreement a new Section 8.7 which shall read as follows:

     Section 8.7. Change in Control. (a) Notice of Change in Control or Control Event. The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.7. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes of each Series as described in subparagraph (c) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (g) of this Section 8.7.

     (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (c) of this Section 8.7, accompanied by the certificate described in subparagraph (g) of this Section 8.7, and (ii) contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.7.

     (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder

(in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 20 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

     (d) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a written notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

     (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the unpaid principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment but without any premium or Make Whole Amount (the “Repurchase Price”). The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8.7.

     (f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this Section 8.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control shall be deemed rescinded).

     (g) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the Repurchase Price; (iv) that the conditions of this Section 8.7 have been fulfilled; and (v) in reasonable detail, the nature and date or proposed date of the Change in Control.

     (h) Effect on Required Payments. The amount of each payment of the principal of the Notes made pursuant to this Section 8.7 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.1 (or pursuant to any Supplement) by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

     (i) “Change in Control” Defined. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), other than the Stepan Family acting in concert, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated.

(j)	“Control Event” Defined. “Control Event” means:

(i)	the execution by the Company or any of its

Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

     (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

     (iii) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the

Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

     (k) “Equity Interest” Defined. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

     (l) “Stepan Family” Defined. “Stepan Family” means at any time, collectively, the Estate of Mary Louise Stepan, F. Quinn Stepan and family, Paul H. Stepan and family, Charlotte Stepan Flanagan and family, Mary Louise Wehman and family, Alfred C. Stepan III and family, John A. Stepan and family, Stratford E. Stepan and family, all trusts for the benefit of the foregoing or their heirs or any one or more of them, Stepan Venture I and Stepan Venture II and any entity controlled by any of the foregoing.

     8. There shall be added to the Note Purchase Agreement a new Section 22.9 which shall read as follows:

     “Section 22.9. SFAS 157 and 159. For purposes of determining compliance with the covenants set out in this Agreement, any election by the Company to measure an item of Debt using fair value (as permitted by Statement of Financial Accounting Standards Nos. 157 or 159) shall be disregarded and such determination shall be made by valuing indebtedness at 100% of the outstanding principal thereof.”

     9. For purposes of the Series 2010-A Notes, the term Make-Whole Amount shall mean as follows:

The term “Make-Whole Amount” means with respect to any Series 2010-A Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2010-A Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Series 2010-A Note:

“Called Principal” means, the principal of the Series 2010-A Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series 2010-A Note is payable) equal to the Reinvestment Yield.

“Reinvestment Yield” means, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX-1” on the Bloomberg Financial Market Service (or such other display as may replace Page PX1) on Bloomberg for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Series 2010-A Note.

“Remaining Average Life” means, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Series 2010-A Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

     10. For so long as any of the Series 2010-A Notes remain outstanding, the minimum Consolidated Net Worth required for purposes of Section 10.1 of the Note Purchase Agreement shall be $174,833,000.

     11. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2010-A Notes by such Purchaser.

     12. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

* *

*

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     The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

STEPAN COMPANY

By ____________________________________ Name: _______________________________ Title: ________________________________

[Signature page to Note Purchase Agreement]

Accepted as of the first date written above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By
_______________________________________

Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Vice President

FORETHOUGHT LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President

AXA EQUITABLE LIFE INSURANCE COMPANY

By
_______________________________________
Name: Title:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: CIGNA Investments, Inc. (authorized agent)

By
_______________________________________
Name: Title:

LIFE INSURANCE COMPANY OF NORTH AMERICA

By: CIGNA Investments, Inc. (authorized agent)

By
_______________________________________
Name: Title:

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO
BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$10,400,000
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, New York ABA No.: 021000021

Account Name: Prudential Managed Portfolio Account No. P86188 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “5.88% Series 2010-A Senior Notes due June 1, 2022, Security No. INV10081, PPN 858586 H*4” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077 Attention: Manager, Billings and Collections

Receipt of telephonic prepayment notices:

Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

SCHEDULE A (to Supplement)

Physical Delivery

Send physical security by nationwide overnight delivery service to the address first provided above except to the attention of Scott B. Barnett, Telephone: (312) 540-5428.

Name of Nominee in which Notes are to be issued: None Taxpayer I.D. Number: 22-1211670

Schedule A -2-

NAME OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO
BE PURCHASED

PRUDENTIAL RETIREMENT INSURANCE AND	$6,600,000
ANNUITY COMPANY
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, New York ABA No.: 021000021 Account Name: PRIAC

Account No. P86329 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “5.88% Series 2010-A Senior Notes due June 1, 2022, Security No. INV10081, PPN 858586 H*4” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Prudential Retirement Insurance and Annuity Company c/o Prudential Investment Management, Inc.

Private Placement Trade Management PRIAC Administration Gateway Center Four, 7th Floor 100 Mulberry Street Newark, NJ 07102 Telephone: (973) 802-8107 Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Physical Delivery

Send physical security by nationwide overnight delivery service to the address first provided above except to the attention of Scott B. Barnett, Telephone: (312) 540-5428.

Name of Nominee in which Notes are to be issued: None Taxpayer I.D. Number: 06-1050034

Schedule A -3-

NAME OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO
BE PURCHASED

FORETHOUGHT LIFE INSURANCE COMPANY	$3,000,000
c/o Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

State Street Bank ABA #01100-0028 DDA Account #24564783

For Further Credit: Forethought Life Insurance Company, Fund #3N1H Account name: Forethought Life Insurance Company, Fund #3N1H

Each such wire transfer shall set forth the name of the Company, a reference to “5.88% Series 2010-A Senior Notes due June 1, 2022, PPN 858586 H*4” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Forethought Life Insurance Company Attention: Russell Jackson 300 North Meridian Suite 1800 Indianapolis, IN 46204

With a copy to: State Street Bank Attention: Deb Hartner 801 Pennsylvania Kansas City, MO 64105

All other notices and communications to be addressed as first provided above.

Schedule A -4-

Physical Delivery

Send physical security by nationwide overnight delivery service to:

DTC/New York Window 55 Water Street New York, NY 10041 Attention: Robert Mendez

Please include in the cover letter a reference to SSB Fund #3N1H.

With copies to:

Prudential Capital Group Gateway Center 4 100 Mulberry Street, 7th Floor Newark, NJ 07102

Attention: Trade Management, Manager Telephone: (973) 367-3141

And

Forethought Life Insurance Company Attention: Eric Todd 300 North Meridian Suite 1800 Indianapolis, IN 46204

Name of Nominee in which Notes are to be issued: None Taxpayer I.D. Number: 06-1016329

Schedule A -5-

NAME OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO
BE PURCHASED

AXA EQUITABLE LIFE INSURANCE COMPANY	$10,000,000
c/o AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, NY 10105
Attention: Jeff Hughes
Telephone: (212) 823-2744

Payments

All payments shall be made by wire transfer of immediately available funds to:

The Chase Manhattan Bank, N.A.

Account (s): AXA Equitable Life Insurance Company 4 Chase Metrotech Center Brooklyn, New York 11245 ABA No.: 021-000021 Bank Account: 037-2-413336 Custody Account: G04657 Face Amount of $10,000,000.00

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payments and written confirmations of wire transfers should be sent to:

AXA Equitable Life Insurance Company c/o AllianceBernstein LP

1345 Avenue of the America 37th Floor New York, New York 10105

Attention: Cosmo Valente, Telephone: (212) 969-6384

Copies of all other notices to be addressed as first provided above.

Physical Delivery

AXA Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Telephone Number: (212) 314-4103

Name of Nominee in which Notes are to be issued: None Taxpayer I.D. Number: 13-557-0651

Schedule A -6-

NAME OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO
BE PURCHASED

CONNECTICUT GENERAL LIFE INSURANCE COMPANY	$2,000,000
c/o CIGNA Investments, Inc.	$1,000,000
Attention: Fixed Income Securities	$1,000,000
Wilde Building, A5PRI	$1,000,000
900 Cottage Grove Road	$1,000,000
Bloomfield, Connecticut 06002	$1,000,000
Fax: 860-226-8400	$1,000,000

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

J.P. Morgan Chase Bank

BNF=CIGNA Private Placements/AC=9009001802 ABA #021000021

OBI=5.88% Series 2010-A Senior Notes Due June 1, 2022, PPN 858586 H*4

Address for Notices Related to Payments:

CIG & Co. c/o CIGNA Investments, Inc. Attention: Fixed Income Securities Wilde Building, A5PRI 900 Cottage Grove Road Bloomfield, Connecticut 06002 Fax: 860-226-8400

with a copy to:

J.P. Morgan Chase Bank 14201 Dallas Parkway, 12th Floor Dallas, Texas 75254-2916 Attention: Rudy Paredes, Mail Code TX1-J222 Phone: 469-477-1960 Fax: 469-477-1904

All other notices to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: CIG & Co. Taxpayer I.D. Number for CIG & Co.: 13-3574027

Schedule A -7-

NAME OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO
BE PURCHASED

LIFE INSURANCE COMPANY OF NORTH AMERICA	$2,000,000
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Road
Bloomfield, Connecticut 06002
Fax: 860-226-8400

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

J. P. Morgan Chase Bank

BNF=CIGNA Private Placements/AC=9009001802 ABA #021000021

OBI=5.88% Series 2010-A Senior Notes Due June 1, 2022, PPN 858586 H*4

Address for Notices Related to Payments:

CIG & Co. c/o CIGNA Investments, Inc. Attention: Fixed Income Securities Wilde Building, A5PRI 900 Cottage Grove Road Bloomfield, Connecticut 06002 Fax: 860-226-8400

with a copy to:

J.P. Morgan Chase Bank 14201 Dallas Parkway, 12th Floor Dallas, Texas 75254-2916 Attention: Rudy Paredes, Mail Code TX1-J222 Phone: 469-477-1960 Fax: 469-477-1904

All other notices to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: CIG & Co. Taxpayer I.D. Number for CIG & Co.: 13-3574027

Schedule A -8-

SUPPLEMENTAL REPRESENTATIONS

     The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series 2010-A Notes with the same force and effect as if each reference to “Series A Notes” set forth therein was modified to refer the “Series 2010-A Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the First Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

     Section 5.3. Disclosure. The Private Placement Memorandum, dated July, 2005, including the filings made by the Company with the Securities and Exchange Commission after that date, which are incorporated therein by reference (collectively, the “Memorandum”), fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries. The Note Purchase Agreement (as supplemented by the First Supplement), the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the First Supplement and the financial statements listed in Schedule 5.5 to the First Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2009, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Restricted Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

     Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the First Supplement contains (except as noted therein) complete and correct lists of (i) the Company’s Restricted and Unrestricted Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and all other Investments of the Company and its Restricted Subsidiaries, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

     Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2010-A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than three (3) other Institutional Investors, each of which has been offered the Series 2010-A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any

EXHIBIT A (to Supplement)

action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

     Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2010-A Notes to finance capital expenditures and for general corporate purposes. No part of the proceeds from the sale of the Series 2010-A Notes pursuant to the First Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 2% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 2% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

     Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 to the First Supplement sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of May 31, 2010, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

SUBSIDIARIES OF THE COMPANY

	JURISDICTION	PERCENTAGE OF
	OF INCORPORATION	SHARES HELD OR	RESTRICTED
	OR FORMATION	BENEFICIALLY	SUBSIDIARY
CORPORATE NAME		OWNED	(Y/N)

Stepan Canada, Inc.	Canada	100%	Y

Stepan Europe S.A.S.	France	100%	N

Stepan UK Limited	England and Wales	100%	N
		(by Stepan Europe
		S.A.S.)

Stepan Deutschland GmbH	Germany	100%	N
		(by Stepan Europe
		S.A.S.)

Stepan Mexico, S.A. de	Mexico	100%	N
C.V.

Stepan Quimica Ltda.	Brazil	100%	N

Stepan Colombia S.A.S.	Colombia	100%	N

Stepan Asia PTE. LTD.	Singapore	100%	N

Stepan India (Private)	India	99%	N
Limited

Nanjing Stepan Jinling	China	80%	N
Chemical LLC. (Joint
Venture)

	AFFILIATES OF THE COMPANY

	JURISDICTION		PERCENTAGE OF
	OF INCORPORATION		SHARES HELD OR
CORPORATE NAME	OR FORMATION		BENEFICIALLY OWNED

Stepan Philippines, Inc. (Joint	Philippines		50%
Venture)

Stepan Philippines Quaternaries,	Philippines		50%
Inc. (Subsidiary of Stepan
Philippines, Inc.)

Tiorco, LLC (Joint Venture)	United States		50%

	SCHEDULE 5.4
(TO FIRST SUPPLEMENT TO NOTE PURCHASE AGREEMENT)

As of the Closing Date, the Company’s directors are Michael R. Boyce, Thomas F. Grojean, Gary E. Hendrickson, Gregory E. Lawton, F. Quinn Stepan, F. Quinn Stepan, Jr., and Edward J. Wehmer.

As of the Closing Date, the Company’s senior officers are F. Quinn Stepan, F. Quinn Stepan, Jr., James E. Hurlbutt, Scott C. Mason, Frank Pacholec, Greg Servatius, John V. Venegoni, Robert J. Wood, H. Edward Wynn and Kathleen O. Sherlock.

Schedule 5.4 -2-

FINANCIAL STATEMENTS

December 31, 2009 Form 10-K and Financial Statements (audited):

Consolidated Balance Sheets as of December 31, 2009 and December 31, 2008

Consolidated Statements of Income for the years ended December 31, 2009; December 31, 2008; and December 31, 2007 Consolidated Statements of Cash Flow for the years ended December 31, 2009; December 31, 2008; and December 31, 2007 Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2009; December 31, 2008; and December 31, 2007

March 31, 2010 Form 10-Q and Financial Statements (unaudited):

Condensed Consolidated Balance Sheets as of March 31, 2010 and December 31, 2009

Condensed Consolidated Statements of Income for the three months ended March 31, 2010 and March 31, 2009 Condensed Consolidated Statements of Cash Flow for the three months ended March 31, 2010 and March 31, 2009

SCHEDULE 5.5

(TO FIRST SUPPLEMENT TO NOTE PURCHASE AGREEMENT)

EXISTING INDEBTEDNESS

Indebtedness of the Company and its Restricted Subsidiaries on May 31, 2010

		DESCRIPTION OF			OUTSTANDING
		INDEBTEDNESS			PRINCIPAL
		(INCLUDING	COLLATERAL		AMOUNT
OBLIGOR	CREDITOR	INTEREST RATE)	(IF ANY)	MATURITY	(000’S)

Stepan	The Northwestern	6.59% Notes	None	2012	$5,455
Company	Mutual Life
	Insurance Company

Stepan	The Northwestern	6.86% Notes	None	2015	$17,143
Company	Mutual Life
	Insurance Company

Stepan	The Northwestern	6.86% Notes	None	2015	$857
Company	Mutual Life
	Insurance Company
	for its Group
	Annuity

Stepan	Thrivent Financial	6.86% Notes	None	2015	$2,571
Company	for Lutherans

Stepan	The Mutual Life	6.86% Notes	None	2015	$2,571
Company	Insurance Company
	of New York

Stepan	Prudential	6.59% Notes	None	2012	$2,727
Company	Investment
	Management

Stepan	Prudential	6.86% Notes	None	2015	$2,571
Company	Investment
	Management

Stepan	Alliance Capital	5.69% Notes	None	2018	$20,000
Company

Stepan	CIGNA	5.69% Notes	None	2018	$20,000
Company

Stepan	JPMorgan Chase	Term Loan	None	2013	$28,500
Company	Bank, N.A. (Agent)

Stepan	JPMorgan Chase	Revolving	None	2011	$0
Company	Bank, N.A. (Agent)	Credit
		Agreement

SCHEDULE 5.15

(TO FIRST SUPPLEMENT TO NOTE PURCHASE AGREEMENT)

[FORM OF SERIES 2010-A SENIOR NOTE]
STEPAN COMPANY
5.88% SERIES 2010-A SENIOR NOTE DUE JUNE 1, 2022
No. [ _________ ]	[Date]
$[ ____________ ]	PPN 858586 H*4

     FOR VALUE RECEIVED, the undersigned, Stepan Company, a Delaware corporation (herein called the “Company”) hereby promises to pay to [
________________
], or registered assigns, the principal sum of [
________________
] DOLLARS (or so much thereof as shall not have been prepaid) on June 1, 2022, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.88% per annum from the date hereof, payable semiannually, on the 1st day of June and December in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to 2% above the stated rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A., in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Supplement to the Note Purchase Agreement dated as of September 29, 2005 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

EXHIBIT 1

(TO FIRST SUPPLEMENT TO NOTE PURCHASE AGREEMENT)

     This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

STEPAN COMPANY

By ____________________________________ Name: ______________________________ Title: _______________________________